235 235 235 56 115 144 36 90 87 61 61 61 180 180 180 147 183 201 30 140 130 Investor Presentation Third Quarter 2021

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Safe Harbor Statement Forward Looking Statements PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout 2 This presentation may contain “forward-looking statements” within the meaning of federal securities laws. All statements other than statements of historical fact included in this presentation are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including inflation, recessions, instability in the financial markets or credit markets; (2) highly competitive markets that could adversely impact financial results (3) ability to continue to innovate with new products and services; (4) seasonality; (5) large customer concentration; (6) ability to recruit and retain qualified employees; (7) the outcome of any legal proceedings that may be instituted against the Company (8) adverse changes in currency exchange rates; (9) the impact of COVID-19 on the Company’s business; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that will be included under the header “Risk Factors” included in the S-1 filed on August 25, 2021 with the Securities and Exchange Commission (“SEC”). Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All estimates of financial metrics in this presentation for fiscal 2021 and beyond are current as of November 3, 2021. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non- cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs.

3Q21 Review

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 3Q21 & YTD Highlights 4 • Completed merger with Landcadia III; began trading on NASDAQ under “HLMN” ticker • Recapitalized balance sheet reducing leverage from 7.1x to 4.3x TTM Adjusted EBITDA at 9/25/21 • Continued to implement new business wins on time and complete thanks to field service teams • Secured additional business wins for 2022 • Achieved fill-rates > 90%; above competitors ~70% fill rates • Second round price increases effective Q4; will implement third round in Q1 2022 • 3Q21 Sales of $364.5 million (-8.6% y/y) and Adjusted EBITDA of $56.5 million (-24.6% y/y) • YTD Sales of $1,081.5 million (+3.9% y/y) and Adjusted EBITDA of $168.8 million (-5.2% y/y) Financial Highlights Note: Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income.

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Revenues on Track, Cost Environment Challenging 5 Third Quarter 9-Month YTD Sales Adjusted EBITDA Sales Adjusted EBITDA ▪ On tough comparisons, sales decreased 8.6% in 3Q21 ▪ HS (6.4)% PS (26.6)% ▪ RDS +14.0% Canada (9.3)% ▪ Adjusted EBITDA decreased 24.6% and margin contracted -330 basis points primarily due to loss of higher margin PPE sales and higher operating expenses ▪ 2-Year Growth: Revenue +14.9%, Adjusted EBITDA +11.2% ($ in millions) Note: Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. ▪ Sales increased 3.9% 9-month YTD ▪ HS +2.6% PS (8.9)% ▪ RDS +20.3% Canada +15.6% ▪ Adjusted EBITDA decreased 5.2% and margin contracted -150 basis points primarily due to loss of higher margin PPE sales and higher operating expenses ▪ 2-Year Growth: Revenue +16.3%, Adjusted EBITDA +17.6% Third Quarter Highlights 9-Month YTD Highlights 399 364 Sales 3Q20 3Q21 75 57 Adj. EBITDA 3Q20 3Q21 18.8% 15.5% Adj. EBITDA Margin 1,041 1,081 Sales 2020-YTD 2021-YTD 178 169 Adj. EBITDA 2020-YTD 2021-YTD 17.1% 15.6% Adj. EBITDA Margin

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Container Costs & Lead Times 6 Average Container Costs (US$)* 2019 2020 1H21 3Q21 $— $2,000 $4,000 $6,000 Average Lead Times (Days)** 2019 2020 1H21 3Q21 0 50 100 150 200 250 • Average container costs are currently ~3x 2019 and nearly double from 1H21 • Lead times have increased from historically ~120 days to well over 200 days *Twenty foot equivalent **Measured from order placement to West Coast

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 3Q21 Segment Results Summary 7 Hardware & Protective 3Q20 3Q21 $ For Quarter Ended 9/26/2020 9/25/2021 Change Comments Revenues $300,307 $261,456 $(38,851) HS: lower retail demand, PS: less Covid product sales Adjusted EBITDA $52,623 $30,634 $(21,989) Lower demand and higher expenses Margin 17.5% 11.7% (580) bps PS: lack of higher margin PPE sales and higher operating costs Robotics & Digital Solutions 3Q20 3Q21 $ For Quarter Ended 9/26/2020 9/25/2021 Change Comments Revenues $59,186 $67,499 $8,313 Recovery from weak demand during covid lock-downs Adjusted EBITDA $17,995 $23,483 $5,488 Strong sales growth and margin expansion Margin 30.4% 34.8% 440 bps Operating leverage from stronger sales Canada 3Q20 3Q21 $ For Quarter Ended 9/26/2020 9/25/2021 Change Comments Revenues $39,187 $35,525 $(3,662) Softer retail sales and supply chain disruptions Adjusted EBITDA $4,365 $2,411 $(1,954) Lower sales on tough comparisons Margin 11.1% 6.8% (430) bps Higher freight and material costs Note: Adjusted EBITDA is a non-GAAP measure. Please see page 18 and 19 for a reconciliation of Adjusted EBITDA to Net Income. $ Thousands

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Year-To-Date Segment Results 8 Robotics & Digital Solutions YTD YTD $ For Six Months Ended 9/26/2020 9/25/2021 Change Comments Revenues $157,691 $189,729 $32,038 Recovery in key and engraving sales post Covid Adjusted EBITDA $47,938 $64,596 $16,658 Strong sales growth and margin expansion Margin 30.4% 34.0% 360 bps Operating leverage from sales growth Hardware & Protective YTD YTD $ For Six Months Ended 9/26/2020 9/25/2021 Change Comments Revenues $782,983 $775,514 $(7,469) Strong demand for HS + price offset by reduced Covid sales Adjusted EBITDA $123,989 $95,780 $(28,209) Inflation, higher freight costs, lower sales Margin 15.8% 12.4% (340) bps PS: lack of higher margin PPE sales and higher operating costs Canada YTD YTD $ For Six Months Ended 9/26/2020 9/25/2021 Change Comments Revenues $100,552 $116,233 $15,681 Recovery from weaker 1H20 sales due to Covid Adjusted EBITDA $6,187 $8,430 $2,243 Strong sales growth Margin 6.2% 7.3% 110 bps Operating leverage partially offset by inflation & freight costs Note: Adjusted EBITDA is a non-GAAP measure. Please see page 18 and 19 for a reconciliation of Adjusted EBITDA to Net Income. $ Thousands

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Strong Two-Year Revenue Growth Trends 9 Third Quarter 2019 versus 2021 9-Month YTD 2019 versus 2021 Hardware Protective RDS Canada ($ in millions) +9.2% Growth 62 67 3Q19 3Q21 +21.0% Growth 59 72 3Q19 3Q21 +15.9% Growth 164 190 3Q19 3Q21 +9.2% Growth 33 36 3Q19 3Q21 Hardware Protective RDS Canada +5.8% Growth 179 190 2019-YTD 2021-YTD +17.4% Growth 185 218 2019-YTD 2021-YTD +19.8% Growth 466 558 2019-YTD 2021-YTD +17.1% Growth 99 116 2019-YTD 2021-YTD

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 3Q21 Two-Year Growth Comparison 10 Hardware & Protective 3Q19 3Q21 % YTD 2019 YTD 2021 % For Quarter Ended 9/28/2019 9/25/2021 Change 9/28/2019 9/25/2021 Change Revenues $222.9 $261.5 17.3% $651.0 $775.5 19.1% Adjusted EBITDA $29.8 $30.6 2.6% $81.5 $95.8 17.6% Margin 13.4% 11.7% (170) bps 12.5% 12.4% (10) bps $ Millions Note: Adjusted EBITDA is a non-GAAP measure. Please see page 18 and 20 for a reconciliation of Adjusted EBITDA to Net Income. Robotics & Digital Solutions 3Q19 3Q21 % YTD 2019 YTD 2021 % For Quarter Ended 9/28/2019 9/25/2021 Change 9/28/2019 9/25/2021 Change Revenues $61.8 $67.5 9.2% $179.4 $189.7 5.8% Adjusted EBITDA $19.9 $23.5 18.3% $55.7 $64.6 15.9% Margin 32.1% 34.8% 270 bps 31.1% 34.0% 290 bps Canada 3Q19 3Q21 % YTD 2019 YTD 2021 % For Quarter Ended 9/28/2019 9/25/2021 Change 9/28/2019 9/25/2021 Change Revenues $32.5 $35.5 9.2% $99.2 $116.2 17.1% Adjusted EBITDA $1.1 $2.4 115.7% $6.3 $8.4 33.6% Margin 3.4% 6.8% 340 bps 6.4% 7.3% 90 bps Consolidated 3Q19 3Q21 % YTD 2019 YTD 2021 % For Quarter Ended 9/28/2019 9/25/2021 Change 9/28/2019 9/25/2021 Change Revenues $317.3 $364.5 14.9% $929.6 $1,081.5 16.3% Adjusted EBITDA $50.8 $56.5 11.2% $143.5 $168.8 17.6% Margin 16.0% 15.5% (50) bps 15.4% 15.6% 20 bps

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Strong Capital Structure Supports Growth & Enables All Important Industry Leading Fill Rates 11 Total Net Leverage Based on TTM Adj. EBITDA Total Leverage Based on TTM Adj. EBITDA Note: Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. ($ millions) 9/25/21 Cash $ 14 ABL Revolver ($250 million) 74 New Term Note 851 Total Debt $ 925 Net Debt $ 911 TTM Adjusted EBITDA $ 211.9 Net Debt/ TTM Adjusted EBITDA 4.3x 06/26/2021 09/25/2021 7.1x 4.3x

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Outlook 12 Long-term Growth • Revenue +6% • Adj EBITDA +10% Other • SGA: 75%-80% driven by revenues • Interest Expense: ~$30 million/year • Income Tax: cash taxpayer in 2023, then ~25% cash taxpayer • Capital Expenditures: ~$60 million/year, $40 million growth • Shares outstanding: 187.6 million, 24.7 million warrants outstanding at $11.50 strike price Note: Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. Outlook ($ millions) 2019 2020 2021E Revenues $1,214.4 $1,368.3 $1,400 Adjusted EBITDA $178.7 $221.2 $205-$210 As of November 3, 2021

Appendix

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Significant runway for incremental growth: organic and via M&A Management team with proven operational and M&A expertise Strong financial profile with 56-year track record Market and innovation leader across compelling categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and non-cyclical end markets Investment Highlights 14 #1

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Hillman at a Glance 15 • Founded in 1964; HQ in Cincinnati, OH • The leading distributor of hardware and home improvement products, personal protective equipment and robotic kiosk technologies to a broad range of winning retailers in the U.S., Canada and Mexico • The predominance of our sales come from Hillman-owned brands • Highly attractive ~$6 billion direct addressable market with strong secular tailwinds • Long-standing strategic partnerships with winning retailers including Home Depot, Lowes, Walmart, Tractor Supply, ACE and independent hardware stores • Provide highly complex logistics, inventory, category management and differentiated in-store merchandising services via ~1,100 person field sales and service team • ~3,600 non-union employees across corporate HQ, 22 N.A. distribution centers, and Taiwan sourcing office Note: Figures may not tie due to rounding and corporate eliminations. Adjusted EBITDA is a non-GAAP measure. Please see page 17 for a reconciliation of Adjusted EBITDA to Net Income. Operational metrics based on 2020 management estimates. By the Numbers ~20 billion Fasteners Sold per Year ~575 million Pairs of Gloves Sold per Year ~116 million Keys Duplicated per Year ~112,000 SKUs Managed ~42,000 Store Direct Locations ~35,000 Kiosks in Retail Locations #1 Position Across Core Categories 10% Long-Term Historical Sales CAGR 55 Years Sales Growth in 56-Year History ~$1.4bn 2020 Sales 22% 2017-2020 Adj. EBITDA Growth 16% 2020 Adj. EBITDA Margin Business Description

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 16 Se gm en t Po si tio n #1 #1 #1 Hardware Solutions Protective Solutions Robotics and Digital Solutions Our Primary Business Segments Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Hardware & Protective Solutions H ill m an -O w ne d B ra nd s Representative Top Customers

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 Adjusted EBITDA Reconciliation 17 1 2 3 4 5 7 6 8 10 1 Stock compensation 2 CCMP management fees 3 Costs associated with the closure of facility in San Antonio, Texas 4 Inventory write-offs, severance, rent, labor costs, etc. related to restructuring initiatives 5 Professional fees related to non-recurring litigation 6 Professional fees, non-recurring bonuses, severance and other costs related to merger and acquisition activity including merger with LCY 7 Remove infrequent buy-backs associated with new business wins 8 Prior year anti-dumping duties related to nail business 9 Change in fair value of contingent consideration for acquisitions For Period Ending 3Q20 09/26/20 3Q21 9/25/21 2020-YTD 09/26/20 2021-YTD 9/25/21 Income from Operations $35,102 $(13,295) $65,276 $11,994 D&A 30,809 29,958 95,269 91,892 EBITDA 65,911 16,663 160,545 103,886 Stock Compensation 1,149 5,280 3,818 8,817 CCMP Management Fees 130 56 451 270 Facility Exits 3,108 — 3,541 — Restructuring 651 462 3,361 571 Litigation Fees 2,980 487 5,654 10,769 Acquisition & Integration 1,054 802 2,044 8,941 Buy-back Expense — 650 — 2,000 Anti-Dumping Expense — — — 2,636 Inventory Valuation 32,026 — 32,026 Change in Fair Value — 102 (1,300) (1,110) Adjusted EBITDA $74,983 $56,528 $178,114 $168,806 $ Thousands Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Net Income. 9 10 Inventory valuation charge taken in connection with the exit of certain COVID-19 product lines

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 2021 Segment Adjusted EBITDA Reconciliations 18 Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income .. Thirteen Weeks Ended September 25, 2021 HPS RDS Canada Consolidated Operating Income (Loss) $(24,901) $11,158 $448 $(13,295) Depreciation & Amortization 17,615 10,842 1,501 29,958 Stock Compensation Expense 4,535 745 — 5,280 Management Fees 47 9 — 56 Restructuring — — 462 462 Litigation Expense — 487 — 487 Acquisition & Integration Expense 662 140 — 802 Buy-Back Expense 650 — — 650 Inventory Valuation 32,026 — — 32,026 Change in Fair Value of Contingent Consideration — 102 — 102 Adjusted EBITDA $30,634 $23,483 $2,411 $56,528 Thirty-nine weeks ended September 25, 2021 HPS RDS Canada Consolidated Operating Income (Loss) $(8,856) $17,858 $2,992 $11,994 Depreciation & Amortization 52,135 34,816 4,941 91,892 Stock Compensation Expense 7,591 1,226 — 8,817 Management Fees 232 38 — 270 Restructuring 64 10 497 571 Litigation Expense — 10,769 — 10,769 Acquisition & Integration Expense 7,952 989 — 8,941 Buy-Back Expense 2,000 — — 2,000 Inventory Valuation 32,026 — — 32,026 Anti-dumping Duties 2,636 — — 2,636 Change in Fair Value of Contingent Consideration — (1,110) — (1,110) Adjusted EBITDA $95,780 $64,596 $8,430 $168,806

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 2020 Segment Adjusted EBITDA Reconciliations 19 Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income .. Thirteen Weeks Ended September 26, 2020 HPS RDS Canada Consolidated Operating Income (Loss) $30,107 $3,046 $1,949 $35,102 Depreciation & Amortization 17,146 11,898 1,765 30,809 Stock Compensation Expense 1,003 146 — 1,149 Management Fees 114 16 — 130 Facility Exits 3,108 — — 3,108 Restructuring — — 651 651 Litigation Expense — 2,980 — 2,980 Acquisition & Integration Expense 886 168 — 1,054 Buy-Back Expense — — — — Corporate & Intersegment Adjustments 259 (259) — — Adjusted EBITDA $52,623 $17,995 $4,365 $74,983 Thirty-nine weeks ended September 26, 2020 HPS RDS Canada Consolidated Operating Income (Loss) $63,383 $4,432 $(2,539) $65,276 Depreciation & Amortization 51,608 38,296 5,365 95,269 Stock Compensation Expense 3,333 485 — 3,818 Management Fees 394 57 — 451 Facility Exits 3,541 — — 3,541 Restructuring — — 3,361 3,361 Litigation Expense — 5,654 — 5,654 Acquisition & Integration Expense 1,518 526 — 2,044 Change in Fair Value of Contingent Consideration — (1,300) — (1,300) Corporate & Intersegment Adjustments 212 (212) — — Adjusted EBITDA $123,989 $47,938 $6,187 $178,114

38 79 78 76 158 155 57 118 116 254 180 38 PPS 193 207 51 CCS 38 79 78 FHS 56 115 144 214 220 229 191 191 191 199 243 239 2019 Segment Adjusted EBITDA Reconciliations 20 Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income .. Thirteen Weeks Ended September 28, 2019 HPS RDS Canada Consolidated Operating Income (Loss) $8,000 $4,243 $(2,290) $9,953 Depreciation & Amortization 16,236 13,187 1,511 30,934 Stock Compensation Expense 1,016 228 — 1,244 Management Fees 140 — — 140 Restructuring 1,085 243 1,897 3,225 Litigation Expense — 515 — 515 Acquisition & Integration Expense 3,656 1,054 — 4,710 Corporate & Intersegment Adjustments (288) 288 — — Impairment — 96 — 96 Adjusted EBITDA $29,845 $19,854 $1,118 $50,817 Thirty-nine Weeks Ended September 28, 2019 HPS RDS Canada Consolidated Operating Income (Loss) $16,361 $3,859 $(1,456) $18,764 Depreciation & Amortization 48,506 39,880 4,468 92,854 Stock Compensation Expense 1,557 349 — 1,906 Management Fees 396 — — 396 Restructuring 1,127 253 3,186 4,566 Litigation Expense — 812 — 812 Acquisition & Integration Expense 7,937 3,301 — 11,238 Buy-Back Expense 6,083 — — 6,083 Corporate & Intersegment Adjustments (492) 492 — — Impairment — 6,782 114 6,896 Adjusted EBITDA $81,475 $55,728 $6,312 $143,515